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                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934

                           November 23, 2004
           Date of Report (Date of earliest event reported)


                    COMPETITIVE TECHNOLOGIES, INC.
        (Exact name of registrant as specified in its charter)

            Delaware                  1-8696                 36-2664428
(State or other jurisdiction of     (Commission           (I.R.S. Employer
         incorporation)             File Number )       Identification No.)

            1960 Bronson Road, Fairfield, Connecticut 06824
          (Address of principal executive offices) (Zip Code)

                            (203) 255-6044
         (Registrant's telephone number, including area code)


                            Not Applicable
     (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

         On November 23, 2004, Competitive Technologies, Inc. ("CTT") announced that a homocysteine assay license had been granted to Diagnostics Products Corp. ("DPC") under CTT's U.S. Patent Number 4,940,658 relating to homocysteine medical tests. Pursuant to the license, DPC will pay CTT a license fee of $1.375 million (which CTT will share with its client according to the terms of its license agreement), releasing DPC's customers of any obligation to pay royalties to CTT for homocysteine test results obtained using DPC assays in the past, and DPC will pay CTT royalties on sales of DPC homocysteine assays using DPC's IMMULITE(R) and RIA products.


A copy of the press release is attached as Exhibit 99.1.


Item 9.01.        Financial Statements and Exhibits

         (c)      Exhibits

Exhibit No.                Description
------------               --------------------------------------
Exhibit 99.1               Press release dated November 23, 2004.


                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COMPETITIVE TECHNOLOGIES, INC.
                                          ------------------------------
Date:    November 24, 2004                By: /s/ John B. Nano
                                              Name:  John B. Nano
                                              Title: President and
                                              Chief Executive Officer



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                             EXHIBIT INDEX

Exhibit No.                Description

Exhibit 99.1 Press release dated November 23, 2004 announcing that CTT had granted a license to Diagnostics Products Corp.